Exhibit 99.1

Pro Forma Statement of Continuing Operations and
Reconciliation of Adjusted Results (Unaudited)
(In millions of dollars, except share data)
(Unaudited)
	Three Months Ended March 31, 2011
	ACCO Brands As Reported(1)	Mead C&OP Pre-Acquisition(2)	Pro Forma Adjustments(3)		ACCO Brands Pro Forma	Adjusted Items(4)		ACCO Brands Adjusted
Net sales	$298.4	$116.8	$—		$415.2	$—		$415.2
Cost of products sold	213.2	84.6	8.4		306.2	(8.6)		297.6
			7.6	(a)		(7.6)	(m)
			0.8	(b)		(1.0)	(n)
Gross profit	85.2	32.2	(8.4)		109.0	8.6		117.6

Advertising, selling, general and administrative	70.3	33.3	0.1		103.7	(4.7)		99.0
			0.1	(b)		(4.7)	(o)
			—	(c)		—	(p)
Amortization of identifiable intangibles	1.7	3.2	2.4	(d)	7.3	—		7.3
Restructuring income	(0.1)	—	—		(0.1)	—	(q)	(0.1)
Operating income (loss)	13.3	(4.3)	(10.9)		(1.9)	13.3		11.4
Interest expense, net	19.2	2.8	(1.0)		21.0	(2.8)		18.2
			(17.6)	(e)		(2.8)	(r)
			16.6	(f)
			—	(g)
			—	(h)
Joint venture income	(1.2)	—	—		(1.2)	—		(1.2)
Other income, net	(0.2)	—	—	(i)	(0.2)	—	(s)	(0.2)
Income (loss) from continuing operations, before income taxes	(4.5)	(7.1)	(9.9)		(21.5)	16.1		(5.4)
Income tax benefit (expense)	4.5	(2.5)	(9.5)	(j)	(7.5)	5.9	(t)	(1.6)
Income (loss) from continuing operations	$(9.0)	$(4.6)	$(0.4)		$(14.0)	$10.2		$(3.8)

Basic loss from continuing operations	$(0.16)				$(0.13)			$(0.03)
Diluted loss from continuing operations	$(0.16)				$(0.13)			$(0.03)
Weighted average basic shares outstanding	55.0		56.1	(k)	111.1			111.1
Weighted average diluted shares outstanding	55.0		56.1	(l)	111.1			111.1

Reconciliation of Pro Forma Operating Income to Adjusted Supplemental EBITDA
(In millions of dollars)
(Unaudited)
	Three Months Ended March 31, 2011
	ACCO Brands As Reported	Mead C&OP Pre-Acquisition	Pro Forma Adjustments		ACCO Brands Pro Forma	Adjusted Items		ACCO Brands Adjusted
Operating income (loss)	$13.3	$(4.3)	$(10.9)		$(1.9)	$13.3		$11.4
Inventory step-up	—	—	7.6		7.6	(7.6)		—
Adjusted operating income (loss)	13.3	(4.3)	(3.3)		5.7	5.7		11.4
Depreciation	7.1	3.5	0.9		11.5	—		11.5
Amortization of intangibles	1.7	3.2	2.4		7.3	—		7.3
Stock-based compensation expense	0.8	0.4	—		1.2	—		1.2
Joint venture income	1.2	—	—		1.2	—		1.2
Adjusted supplemental EBITDA from continuing operations	$24.1	$2.8	$—		$26.9	$5.7		$32.6

Adjusted supplemental EBITDA from continuing operations as a % of Net Sales	8.1%	2.4%			6.5%			7.9%

Pro Forma Statement of Continuing Operations and
Reconciliation of Adjusted Results (Unaudited)
(In millions of dollars, except share data)
(Unaudited)
	Three Months Ended June 30, 2011
	ACCO Brands As Reported(1)	Mead C&OP Pre-Acquisition(2)	Pro Forma Adjustments(3)		ACCO Brands Pro Forma	Adjusted Items(4)		ACCO Brands Adjusted
Net sales	$330.2	$182.7	$—		$512.9	$—		$512.9
Cost of products sold	228.8	124.1	0.8		353.7	—		353.7
			—	(a)		—	(m)
			0.8	(b)		—	(n)
Gross profit	101.4	58.6	(0.8)		159.2	—		159.2

Advertising, selling, general and administrative	69.5	31.5	0.1		101.1	(2.8)		98.3
			0.1	(b)		(5.2)	(o)
			—	(c)		2.4	(p)
Amortization of identifiable intangibles	1.6	3.2	2.3	(d)	7.1	—		7.1
Restructuring income	(0.3)	0.2	—		(0.1)	—	(q)	(0.1)
Operating income	30.6	23.7	(3.2)		51.1	2.8		53.9
Interest expense, net	19.5	1.9	(1.3)		20.1	(1.9)		18.2
			(17.7)	(e)		(1.9)	(r)
			16.5	(f)
			(0.1)	(g)
			—	(h)
Joint venture income	(1.2)	—	—		(1.2)	—		(1.2)
Other income, net	—	—	—	(i)	—	—	(s)	—
Income (loss) from continuing operations, before income taxes	$12.3	$21.8	$(1.9)		$32.2	$4.7		$36.9
Income tax expense (benefit)	6.0	7.6	(0.9)	(j)	12.7	(1.6)	(t)	11.1
Income (loss) from continuing operations	$6.3	$14.2	$(1.0)		$19.5	$6.3		$25.8

Basic income from continuing operations	$0.11				$0.17			$0.23
Diluted income from continuing operations	$0.11				$0.17			$0.23
Weighted average basic shares outstanding	55.2		56.3	(k)	111.5			111.5
Weighted average diluted shares outstanding	58.0		55.7	(l)	113.7			113.7

Reconciliation of Pro Forma Operating Income to Adjusted Supplemental EBITDA
(In millions of dollars)
(Unaudited)
	Three Months Ended June 30, 2011
	ACCO Brands As Reported	Mead C&OP Pre-Acquisition	Pro Forma Adjustments		ACCO Brands Pro Forma	Adjusted Items		ACCO Brands Adjusted
Operating income	$30.6	$23.7	$(3.2)		$51.1	$2.8		$53.9
Inventory step-up	—	—	—		—	—		—
Adjusted operating income	30.6	23.7	(3.2)		51.1	2.8		53.9
Depreciation	6.8	3.6	0.9		11.3	—		11.3
Amortization of intangibles	1.6	3.2	2.3		7.1	—		7.1
Stock-based compensation expense	2.0	0.4	—		2.4	—		2.4
Joint venture income	1.2	—	—		1.2	—		1.2
Adjusted supplemental EBITDA from continuing operations	$42.2	$30.9	$—		$73.1	$2.8		$75.9

Adjusted supplemental EBITDA from continuing operations as a % of Net Sales	12.8%	16.9%			14.3%			14.8%

Pro Forma Statement of Continuing Operations and
Reconciliation of Adjusted Results (Unaudited)
(In millions of dollars, except share data)
(Unaudited)
	Three Months Ended September 30, 2011
	ACCO Brands As Reported(1)	Mead C&OP Pre-Acquisition(2)	Pro Forma Adjustments(3)		ACCO Brands Pro Forma	Adjusted Items(4)		ACCO Brands Adjusted
Net sales	$339.1	$228.0	$—		$567.1	$—		$567.1
Cost of products sold	235.9	143.3	0.9		380.1	1.0		381.1
			—	(a)		—	(m)
			0.9	(b)		1.0	(n)
Gross profit	103.2	84.7	(0.9)		187.0	(1.0)		186.0

Advertising, selling, general and administrative	66.7	36.9	(1.4)		102.2	(4.8)		97.4
			0.1	(b)		(4.8)	(o)
			(1.5)	(c)		—	(p)
Amortization of identifiable intangibles	1.5	3.1	2.4	(d)	7.0	—		7.0
Restructuring income	(0.4)	—	—		(0.4)	—	(q)	(0.4)
Operating income	35.4	44.7	(1.9)		78.2	3.8		82.0
Interest expense, net	20.6	1.4	(2.4)		19.6	(1.4)		18.2
			(17.3)	(e)		(1.4)	(r)
			16.6	(f)
			(1.7)	(g)
			—	(h)
Joint venture income	(3.8)	—	—		(3.8)	—		(3.8)
Other income, net	3.2	—	—	(i)	3.2	(3.0)	(s)	0.2
Income from continuing operations, before income taxes	$15.4	$43.3	$0.5		$59.2	$8.2		$67.4
Income tax expense	3.5	15.1	(0.5)	(j)	18.1	2.1	(t)	20.2
Income from continuing operations	$11.9	$28.2	$1.0		$41.1	$6.1		$47.2

Basic income from continuing operations	$0.22				$0.37			$0.42
Diluted income from continuing operations	$0.21				$0.36			$0.42
Weighted average basic shares outstanding	55.2		56.3	(k)	111.5			111.5
Weighted average diluted shares outstanding	57.5		55.6	(l)	113.1			113.1

Reconciliation of Pro Forma Operating Income to Adjusted Supplemental EBITDA
(In millions of dollars)
(Unaudited)
	Three Months Ended September 30, 2011
	ACCO Brands As Reported	Mead C&OP Pre-Acquisition	Pro Forma Adjustments		ACCO Brands Pro Forma	Adjusted Items		ACCO Brands Adjusted
Operating income	$35.4	$44.7	$(1.9)		$78.2	$3.8		$82.0
Transaction costs	1.5	—	(1.5)		—	—		—
Adjusted operating income	36.9	44.7	(3.4)		78.2	3.8		82.0
Depreciation	6.4	3.5	1.0		10.9	—		10.9
Amortization of intangibles	1.5	3.1	2.4		7.0	—		7.0
Stock-based compensation expense	1.0	0.4	—		1.4	—		1.4
Joint venture income	3.8	—	—		3.8	—		3.8
Adjusted supplemental EBITDA from continuing operations	$49.6	$51.7	$—		$101.3	$3.8		$105.1

Adjusted supplemental EBITDA from continuing operations as a % of Net Sales	14.6%	22.7%			17.9%			18.5%

Pro Forma Statement of Continuing Operations and
Reconciliation of Adjusted Results (Unaudited)
(In millions of dollars, except share data)
(Unaudited)
	Three Months Ended December 31, 2011
	ACCO Brands As Reported(1)	Mead C&OP Pre-Acquisition(2)	Pro Forma Adjustments(3)		ACCO Brands Pro Forma	Adjusted Items(4)		ACCO Brands Adjusted
Net sales	$350.7	$218.1	$—		$568.8	$—		$568.8
Cost of products sold	241.3	137.0	0.8		379.1	(1.1)		378.0
			—	(a)		—	(m)
			0.8	(b)		(1.1)	(n)
Gross profit	109.4	81.1	(0.8)		189.7	1.1		190.8

Advertising, selling, general and administrative	71.9	37.5	(4.0)		105.4	(5.7)		99.7
			0.1	(b)		(5.7)	(o)
			(4.1)	(c)		—	(p)
Amortization of identifiable intangibles	1.5	3.1	2.4	(d)	7.0	—		7.0
Restructuring income	0.1	0.2	—		0.3	—	(q)	0.3
Operating income	35.9	40.3	0.8		77.0	6.8		83.8
Interest expense, net	17.9	2.6	0.3		20.8	(2.6)		18.2
			(16.4)	(e)		(2.6)	(r)
			16.6	(f)
			0.1	(g)
			—	(h)
Joint venture income	(2.3)	—	—		(2.3)	—		(2.3)
Other income, net	0.6	—	—	(i)	0.6	—	(s)	0.6
Income from continuing operations, before income taxes	$19.7	$37.7	$0.5		$57.9	$9.4		$67.3
Income tax expense (benefit)	10.3	12.8	(3.6)	(j)	19.5	0.7	(t)	20.2
Income from continuing operations	$9.4	$24.9	$4.1		$38.4	$8.7		$47.1

Basic income from continuing operations	$0.17				$0.34			$0.42
Diluted income from continuing operations	$0.16				$0.34			$0.41
Weighted average basic shares outstanding	55.4		56.5	(k)	111.9			111.9
Weighted average diluted shares outstanding	57.8		56.0	(l)	113.8			113.8

Reconciliation of Pro Forma Operating Income to Adjusted Supplemental EBITDA
(In millions of dollars)
(Unaudited)
	Three Months Ended December 31, 2011
	ACCO Brands As Reported	Mead C&OP Pre-Acquisition	Pro Forma Adjustments		ACCO Brands Pro Forma	Adjusted Items		ACCO Brands Adjusted
Operating income	$35.9	$40.3	$0.8		$77.0	$6.8		$83.8
Transaction costs	4.1	—	(4.1)		—	—		—
Adjusted operating income	40.0	40.3	(3.3)		77.0	6.8		83.8
Depreciation	6.1	3.4	0.9		10.4	—		10.4
Amortization of intangibles	1.5	3.1	2.4		7.0	—		7.0
Stock-based compensation expense	2.5	1.0	—		3.5	—		3.5
Joint venture income	2.3	—	—		2.3	—		2.3
Adjusted supplemental EBITDA from continuing operations	$52.4	$47.8	$—		$100.2	$6.8		$107.0

Adjusted supplemental EBITDA from continuing operations as a % of Net Sales	14.9%	21.9%			17.6%			18.8%

Pro Forma Statement of Continuing Operations and
Reconciliation of Adjusted Results (Unaudited)
(In millions of dollars, except share data)
(Unaudited)
	Twelve Months Ended December 31, 2011
	ACCO Brands As Reported(1)	Mead C&OP Pre-Acquisition(2)	Pro Forma Adjustments(3)		ACCO Brands Pro Forma	Adjusted Items(4)		ACCO Brands Adjusted
Net sales	$1,318.4	$745.6	$—		$2,064.0	$—		$2,064.0
Cost of products sold	919.2	489.0	10.9		1,419.1	(8.7)		1,410.4
			7.6	(a)		(7.6)	(m)
			3.3	(b)		(1.1)	(n)
Gross profit	399.2	256.6	(10.9)		644.9	8.7		653.6

Advertising, selling, general and administrative	278.4	139.2	(5.2)		412.4	(18.0)		394.4
			0.4	(b)		(20.4)	(o)
			(5.6)	(c)		2.4	(p)
Amortization of identifiable intangibles	6.3	12.6	9.5	(d)	28.4	—		28.4
Restructuring income	(0.7)	0.4	—		(0.3)	—	(q)	(0.3)
Operating income	115.2	104.4	(15.2)		204.4	26.7		231.1
Interest expense, net	77.2	8.7	(4.4)		81.5	(8.7)		72.8
			(69.0)	(e)		(8.7)	(r)
			66.3	(f)
			(1.7)	(g)
			—	(h)
Joint venture income	(8.5)	—	—		(8.5)	—		(8.5)
Other income, net	3.6	—	—	(i)	3.6	(3.0)	(s)	0.6
Income (loss) from continuing operations, before income taxes	$42.9	$95.7	$(10.8)		$127.8	$38.4		$166.2
Income tax expense (benefit)	24.3	33.0	(14.5)	(j)	42.8	7.1	(t)	49.9
Income (loss) from continuing operations	$18.6	$62.7	$3.7		$85.0	$31.3		$116.3

Basic income from continuing operations	$0.34				$0.76			$1.04
Diluted income from continuing operations	$0.32				$0.75			$1.03
Weighted average basic shares outstanding	55.2		56.3	(k)	111.5			111.5
Weighted average diluted shares outstanding	57.6		55.8	(l)	113.4			113.4

Reconciliation of Pro Forma Operating Income to Adjusted Supplemental EBITDA
(In millions of dollars)
(Unaudited)
	Twelve Months Ended December 31, 2011
	ACCO Brands As Reported	Mead C&OP Pre-Acquisition	Pro Forma Adjustments		ACCO Brands Pro Forma	Adjusted Items		ACCO Brands Adjusted
Operating income	$115.2	$104.4	$(15.2)		$204.4	$26.7		$231.1
Inventory step-up	—	—	7.6		7.6	(7.6)		—
Transaction costs	5.6	—	(5.6)		—	—		—
Adjusted operating income	120.8	104.4	(13.2)		212.0	19.1		231.1
Depreciation	26.4	14.0	3.7		44.1	—		44.1
Amortization of intangibles	6.3	12.6	9.5		28.4	—		28.4
Stock-based compensation expense	6.3	2.2	—		8.5	—		8.5
Joint venture income	8.5	—	—		8.5	—		8.5
Adjusted supplemental EBITDA from continuing operations	$168.3	$133.2	$—		$301.5	$19.1		$320.6

Adjusted supplemental EBITDA from continuing operations as a % of Net Sales	12.8%	17.9%			14.6%			15.5%

Pro Forma Statement of Continuing Operations and
Reconciliation of Adjusted Results (Unaudited)
(In millions of dollars, except share data)
(Unaudited)
	Three Months Ended March 31, 2012
	ACCO Brands As Reported(1)	Mead C&OP Pre-Acquisition(2)	Pro Forma Adjustments(3)		ACCO Brands Pro Forma	Adjusted Items(4)		ACCO Brands Adjusted
Net sales	$288.9	$108.3	$—		$397.2	$—		$397.2
Cost of products sold	209.1	74.8	0.8		284.7	—		284.7
			—	(a)		—	(m)
			0.8	(b)		—	(n)
Gross profit	79.8	33.5	(0.8)		112.5	—		112.5

Advertising, selling, general and administrative	68.2	31.7	(1.7)		98.2	(4.7)		93.5
			0.1	(b)		(4.7)	(o)
			(1.8)	(c)		—	(p)
Amortization of identifiable intangibles	1.5	3.1	1.9	(d)	6.5	—		6.5
Restructuring income	6.1	0.5	—		6.6	(6.6)	(q)	—
Operating income (loss)	4.0	(1.8)	(1.0)		1.2	11.3		12.5
Interest expense, net	19.1	2.4	(0.9)		20.6	(2.4)		18.2
			(17.6)	(e)		(2.4)	(r)
			16.6	(f)
			0.1	(g)
			—	(h)
Joint venture income	(1.5)	—	—		(1.5)	—		(1.5)
Other income, net	(0.2)	—	—	(i)	(0.2)	—	(s)	(0.2)
Income (loss) from continuing operations, before income taxes	$(13.4)	$(4.2)	$(0.1)		$(17.7)	$13.7		$(4.0)
Income tax expense (benefit)	3.9	(1.5)	(2.8)	(j)	(0.4)	(0.8)	(t)	(1.2)
Income (loss) from continuing operations	$(17.3)	$(2.7)	$2.7		$(17.3)	$14.5		$(2.8)

Basic income from continuing operations	$(0.31)				$(0.15)			$(0.02)
Diluted income from continuing operations	$(0.31)				$(0.15)			$(0.02)
Weighted average basic shares outstanding	55.5		56.6	(k)	112.1			112.1
Weighted average diluted shares outstanding	55.5		56.6	(l)	112.1			112.1

Reconciliation of Pro Forma Operating Income to Adjusted Supplemental EBITDA
(In millions of dollars)
(Unaudited)
	Three Months Ended March 31, 2012
	ACCO Brands As Reported	Mead C&OP Pre-Acquisition	Pro Forma Adjustments		ACCO Brands Pro Forma	Adjusted Items		ACCO Brands Adjusted
Operating income	$4.0	$(1.8)	$(1.0)		$1.2	$11.3		$12.5
Transaction costs	1.8	—	(1.8)		—	—		—
Restructuring charges	6.1	0.5	—		6.6	(6.6)		—
Adjusted operating income	11.9	(1.3)	(2.8)		7.8	4.7		12.5
Depreciation	6.1	3.4	0.9		10.4	—		10.4
Amortization of intangibles	1.5	3.1	1.9		6.5	—		6.5
Stock-based compensation expense	1.7	0.8	—		2.5	—		2.5
Joint venture income	1.5	—	—		1.5	—		1.5
Adjusted supplemental EBITDA from continuing operations	$22.7	$6.0	$—		$28.7	$4.7		$33.4

Adjusted supplemental EBITDA from continuing operations as a % of Net Sales	7.9%	5.5%			7.2%			8.4%

Pro Forma Statement of Continuing Operations and
Reconciliation of Adjusted Results (Unaudited)
(In millions of dollars, except share data)
(Unaudited)
	Three Months Ended June 30, 2012
	ACCO Brands As Reported(1)	Mead C&OP Pre-Acquisition(2)	Pro Forma Adjustments(3)		ACCO Brands Pro Forma	Adjusted Items(4)		ACCO Brands Adjusted
Net sales	$438.7	$28.2	$—		$466.9	$—		$466.9
Cost of products sold	314.4	22.7	(10.4)		326.7	—		326.7
			(10.8)	(a)		—	(m)
			0.4	(b)		—	(n)
Gross profit	124.3	5.5	10.4		140.2	—		140.2

Advertising, selling, general and administrative	92.9	11.2	(13.8)		90.3	(1.6)		88.7
			—	(b)		(1.6)	(o)
			(13.8)	(c)		—	(p)
Amortization of identifiable intangibles	5.1	1.0	0.7	(d)	6.8	—		6.8
Restructuring income	14.7	—	—		14.7	(14.7)	(q)	—
Operating income (loss)	11.6	(6.7)	23.5		28.4	16.3		44.7
Interest expense, net	32.8	0.7	(16.2)		17.3	(0.7)		16.6
			(6.0)	(e)		(0.7)	(r)
			5.5	(f)
			0.1	(g)
			(15.8)	(h)
Joint venture income	(1.2)	—	—		(1.2)	—		(1.2)
Other income, net	61.3	—	(61.4)	(i)	(0.1)	—	(s)	(0.1)
Income (loss) from continuing operations, before income taxes	$(81.3)	$(7.4)	$101.1		$12.4	$17.0		$29.4
Income tax expense (benefit)	(175.5)	(3.2)	146.4	(j)	(32.3)	41.1	(t)	8.8
Income (loss) from continuing operations	$94.2	$(4.2)	$(45.3)		$44.7	$(24.1)		$20.6

Basic income from continuing operations	$1.00				$0.40			$0.18
Diluted income from continuing operations	$0.98				$0.39			$0.18
Weighted average basic shares outstanding	94.2		18.7	(k)	112.9			112.90
Weighted average diluted shares outstanding	96.2		18.7	(l)	114.9			114.90

Reconciliation of Pro Forma Operating Income to Adjusted Supplemental EBITDA
(In millions of dollars)
(Unaudited)
	Three Months Ended June 30, 2012
	ACCO Brands As Reported	Mead C&OP Pre-Acquisition	Pro Forma Adjustments		ACCO Brands Pro Forma	Adjusted Items		ACCO Brands Adjusted
Operating income	$11.6	$(6.7)	$23.5		$28.4	$16.3		$44.7
Inventory step-up	10.8	—	(10.8)		—	—		—
Transaction costs	13.8	—	(13.8)		—	—		—
Restructuring charges	14.7	—	—		14.7	(14.7)		—
Adjusted operating income	50.9	(6.7)	(1.1)		43.1	1.6		44.7
Depreciation	8.6	1.0	0.4		10.0	—		10.0
Amortization of intangibles	5.1	1.0	0.7		6.8	—		6.8
Stock-based compensation expense	2.4	0.3	—		2.7	—		2.7
Joint venture income	1.2	—	—		1.2	—		1.2
Adjusted supplemental EBITDA from continuing operations	$68.2	$(4.4)	$—		$63.8	$1.6		$65.4

Adjusted supplemental EBITDA from continuing operations as a % of Net Sales	15.5%	(15.6)%			13.7%			14.0%

(1)
As part of the inclusion of the Mead C&OP Business financial results with those of ACCO Brands Corporation, certain information technology costs associated with the manufacturing and distribution operations have been reclassified from advertising, selling, general and administrative expenses (SG&A) to cost of products sold. This was done to enable the financial results of the two businesses to be consistent and to better reflect those costs associated with the cost of products sold. These historical reclassifications were not material and have had no effect on net income.

(2)
Certain reclassifications have been made to the presentation of the statements of operations for the Mead C&OP Business in order to conform to the presentation of ACCO Brands Corporation. These historical reclassifications have had no effect on net income.

(3)
The combined condensed pro forma statements of operations include certain adjustments in order to present the results of operations as if the acquisition and refinancing had occurred on January 1, 2011. These adjustments include:

(a)
Reflects the adjustment related to the acquisition step-up in value of finished goods inventory, amortized over one average inventory turn, or three months. The pro forma presentation above assumes that the entire amount of $7.6 million is expensed during the first three months of 2011.

	(b)	Represents incremental depreciation expense for the period related to the fixed asset acquisition step-up to fair value.

(c)
Represents the elimination of $5.6 million and $14.9 million of merger-related due diligence, legal and advisory costs that were included in the results of ACCO Brands Corporation in 2011 and in the first half of 2012, respectively.

(d)
Represents incremental amortization associated with the fair values assigned to trade names and customer relationships. Useful lives of 10 to 15 years have been assumed based on the estimated period of asset retention and related cash flows.

	(e)	Reflects reversal of interest expense and debt issuance amortization related to pre-existing debt for ACCO Brands.

	(f)	Represents estimated annual interest expense of $66.3 million based on current LIBOR rates and recognized on the initial debt structure of the combined company totaling $1.27 billion.

(g)
Reflects the net adjustment of the amortization of capitalized debt issuance costs of which for the first year post acquisition is expected to be $6.5 million. The amortization amounts per year are weighted in accordance with the expected level of debt outstanding.

	(h)	Represents the reversal of $14.9 million in committed financing and other debt refinancing costs.

	(i)	Represents the reversal of $45.9 million in premium and fees paid for the redemption of pre-existing debt and the write-off of debt origination costs of $15.4 million related to the refinancing.

(j)
Represents the reversal of income tax valuation reserves that were established during the 2011 and 2012 years for the Company's U.S. operations, as these tax assets are expected to be fully utilized, at a future date, as a result of the business combination.

(k)
Basic shares represent the number of weighted average shares outstanding for the Company, divided by 49.5% of total shares that were owned by the Company's stockholders immediately following the Merger.

(l)
Dilutive shares are the sum of basic shares plus the number of the Company's dilutive shares and reflects the adjustment to reported dilutive shares for the release of the U.S. tax valuation allowance.

(4)
The adjusted pro forma statement of continuing operations exclude restructuring for 2012 and for all periods presented certain carve-out accounting adjustments for the Mead C&OP business that will not continue, a gain on the sale of property, and Mead C&OP net interest expense.

	(m)	Reflects the adjustment related to the acquisition step-up in value of finished goods inventory. See note 3(a).

(n)
Represents the adjustment related to LIFO expense/income (which will not continue after the Merger as the Mead C&OP Business has adopted ACCO Brands' policy of inventory valuation using the FIFO method).

	(o)	Represents the adjustment for MWV corporate expense allocations to the Mead C&OP Business.

	(p)	Represents the adjustment for the gain from the sale of a property in Canada by the Mead C&OP Business.

	(q)	Represents the adjustment of 2012 restructuring activity.

	(r)	Represents the adjustment of Mead C&OP Business net interest expense.

	(s)	Represents the adjustment of the premium paid associated with bond repurchases in the third quarter of 2011.

(t)
Represents the adjustment of the Company's effective tax rate to 30%. This is the estimated long-term tax rate but will be subject to variations from the mix of earnings in the Company's operating jurisdictions